UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

---------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2014

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.
(Exact name of Registrant as specified in charter)

Nevada	001-34515	20-8468508
(State or Other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

9 North West Fourth Ring Road Yingu Mansion Suite 1708
Haidian District Beijing, People’s Republic of China 100190
(Address of principal executive offices) (Zip Code)

+86 10 82525361
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[   ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e -4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 9, 2014 (April 10, 2014 Beijing Time), China Advanced Construction Materials Group, Inc., a Nevada corporation (the “Company”), held an annual meeting of its stockholders at which a majority of the Company’s stockholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders, until a successor has been duly elected and qualified or the director’s earlier resignation, death or removal, (ii) approved and ratified the appointment of Friedman LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014, (iii) approved an amendment to the Company’s 2009 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock reserved under the Plan, (iv) approved an advisory vote on the Company’s executive compensation, and (v) approved holding the non-binding advisory vote to approve the Company's executive compensation practices every three years. Holders of 1,152,302 shares of common stock were present by proxy at the Meeting, or 77.49% of 1,486,871 shares, the total outstanding shares, representing a quorum of more than one-third of the shares outstanding and entitled to vote at the annual meeting as of the record date.

The Company’s inspector of elections reported the vote of the stockholders as follows:

Proposal 1: The election of directors.

Name	Votes For	Withheld	Votes	Abstentions	Broker
			Against		Non-Votes
Xianfu Han	816,855	23,947	-	-	311,500
Weili He	817,750	23,052	-	-	311,500
Tao Jin	774,157	66,645	-	-	311,500
Xinyong Gao	774,683	66,119	-	-	311,500
Ken Ren	774,350	66,452	-	-	311,500

Proposal 2: The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2014.

Votes For	Votes	Abstentions	Broker
	Against		Non-Votes

1,050,242	60,529	41,531	-

Proposal 3: The approval of an amendment to the Company’s 2009 Equity Incentive Plan.

Votes For	Votes	Abstentions	Broker
	Against		Non-Votes

761,724	37,132	41,946	311,500

Proposal 4: The approval of an advisory vote to approve compensation paid to the Company’s named executive officers.

Votes For	Votes	Abstentions	Broker
	Against		Non-Votes

765,893	33,431	41,478	311,500

Proposal 5: The approval of holding the non-binding advisory vote to approve the Company's executive compensation practices every three years.

1 Year	2 Years	3 Years	Abstentions
90,123	3,398	746,077	1,204

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2014	CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

By: /s/ Xianfu Han
Xianfu Han
Chief Executive Officer